UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2025 (December 12, 2024)

CARVER BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-13007	13-3904174
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

75 West 125th Street, New York, New York	10027-4512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 360-8820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CARV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A is being filed by Carver Bancorp, Inc. (the “Company”) as an amendment (the “Amendment”) to the Current Report on Form 8-K that the Company filed with the Securities and Exchange Commission on December 12, 2024 (the “Original Form 8-K”) to announce the preliminary results of the Company’s 2024 Annual Meeting of Stockholders held on December 12, 2024 (the “Annual Meeting”). This Amendment is being filed to disclose the final, certified voting results reported by First Coast Results, Inc., the independent Inspector of Election for the Annual Meeting (the “Inspector of Election”).  Pursuant to Instruction 1 to Item 5.07 of Form 8-K, this Amendment is being filed solely to disclose the final voting results that had not been determined at the time of the filing of the Original Form 8-K and, except for as set forth herein, this Amendment does not modify or update any other disclosure contained in the Original Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders

(a-b) The final results of voting received from the Inspector of Election on each of the matters submitted to a vote of security holders during the Annual Meeting are as follows.

Company’s Board of Director Nominees	For	Withheld
Jillian E. Joseph	1,728,980	1,616,254
Kenneth J. Knuckles	1,669,720	1,675,532

Dream Chasers’ Nominees	For	Withheld
Jeffrey Anderson	1,662,387	1,681,852
Jeffrey John Bailey	1,605,764	1,738,464

Based on the final results, the two directors elected at the Annual Meeting are Jillian E. Joseph and Kenneth J. Knuckles.

Proposal 2.	To approve the Carver Bancorp, Inc. 2024 Equity Incentive Plan.

For	Against	Abstain
1,691,468	1,334,841	320,018

The proposal was approved based on the final vote.

Proposal 3.	To ratify the appointment of BDO USA, LLP as independent auditors for Carver Bancorp, Inc. for the fiscal year ending March 31, 2025.

For	Against	Abstain
1,926,797	858,184	571,466

The proposal was approved based on the final vote.

Proposal 4.	Advisory (non-binding) approval of the compensation of our Named Executive Officers as described in the proxy statement.

For	Against	Abstain
1,171,467	1,648,492	526,366

The proposal was not approved based on the final vote.

No other matters were properly presented for consideration or stockholder action at the Annual Meeting.

Item 8.01 Other Events.

On January 27, 2025, the Company issued a press release concerning the final results of its Annual Meeting, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated January 27, 2025

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CARVER BANCORP, INC.
DATE: January 27, 2025	By:	/s/ Isaac Torres
Isaac Torres
Senior Vice President, General Counsel and Corporate Secretary